CLASS 2007-C1 WARRANT AGREEMENT
                 (with Regulation S Investment Representations)


            CLASS 2007-C1 WARRANT AGREEMENT ("Agreement"), dated as of January ____, 2007, by and between Energtek Inc., a Nevada corporation (the "Company"), and ___________________ ("Warrantholder"). Certain capitalized terms used herein are defined in Section 15 hereof.

                  In consideration of the mutual terms, conditions, representations, warranties and agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Issuance of Warrants.

            A. Subject to vesting in accordance with the vesting schedule hereinafter set forth, the Company hereby issues and grants to Warrantholder ____,000 (____________________________ thousand) stock purchase warrants, which are hereby designated and shall be known as "Class 2007-C Warrants" (hereinafter referred to as "Warrants"). The Warrants shall vest pro-ratably in twenty four
(24) equal and consecutive monthly amounts of ________ Warrants, commencing on the _______________________ and continuing on the same day of each subsequent month until Each Warrant shall grant to the holder thereof the right to purchase one (1) share of common stock of the Company (the "Common Stock"). Notwithstanding the foregoing, if the Warrantholder ceases to serve as a member of the __________________ of the Company prior to December 31, 2008, any Warrants that have not vested as of the date of such cessation shall not vest.

            B. Each Warrant shall grant to the holder thereof the right to purchase one (1) share of common stock of the Company (the "Common Stock"). Commencing on the date that the Warrant shall vest (the "Warrant Commencement Date"), and terminating on December 31st of the fifth calendar year following the year in which the Warrant shall vest (the "Warrant Expiration Date"), the holder shall have the right, subject to the satisfaction of the conditions to exercise set forth in Section 7 of this Agreement, to purchase one (1) share of Common Stock per each Warrant (the shares of Common Stock issuable upon exercise of the Warrants being collectively referred to herein as the "Warrant Shares") at an exercise price of $0.36 per Warrant Share (the "Exercise Price"). The number of Warrant Shares issuable on exercise of each Warrant and the Exercise Price are all subject to adjustment pursuant to Section 8 of this Agreement.

Section 2. Form of Warrant Certificates.

            Promptly after the execution and delivery of this Agreement by the parties hereto, the Company may, in its sole and absolute discretion, cause to be executed and delivered to Warrantholder one or more certificates evidencing the Warrants (the "Warrant Certificates"). Each Warrant Certificate delivered hereunder shall be substantially in the form set forth in Exhibit 1 - Warrant Form attached hereto and may have such letters, numbers or other identification marks and legends, summaries or endorsements printed thereon as the Company may deem appropriate and that are not inconsistent with the terms of this Agreement or as may be required by applicable law, rule or regulation. Each Warrant Certificate shall be dated the date of execution by the Company.

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Section 3. Execution of Warrant Certificates.

            Each Warrant Certificate delivered hereunder shall be signed on behalf of the Company by at least one of the following: its Chief Executive Officer, President, Vice President, Secretary or Assistant Secretary. Each such signature may be in the form of a facsimile thereof and may be imprinted or otherwise reproduced on the Warrant Certificates.

            If any officer of the Company who signed any Warrant Certificate ceases to be an officer of the Company before the Warrant Certificate so signed shall have been delivered by the Company, such Warrant Certificate nevertheless may be delivered as though such person had not ceased to be such officer of the Company.

Section 4. Registration of Ownership and Transfer.

            Warrant Certificates shall be issued in registered form only. The Company will keep or cause to be kept books for registration of ownership and transfer of each Warrant Certificate issued pursuant to this Agreement. Each Warrant Certificate issued pursuant to this Agreement shall be numbered by the Company and shall be registered by the Company in the name of the holder thereof (initially the Warrantholder). The Company may deem and treat the registered holder of any Warrant Certificate as the absolute owner thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for the purpose of any exercise thereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

Section 5. No Transfers.

            No Warrant may be sold, pledged, hypothecated, assigned, conveyed, transferred or otherwise disposed of without the agreement of the Company, which will not be unreasonably withheld.

Section 6. Mutilated or Missing Warrant Certificates.

            If any Warrant Certificate is mutilated, lost, stolen or destroyed, the Company shall issue, upon surrender and cancellation of any mutilated Warrant Certificate, or in lieu of and substitution for any lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate of like tenor and representing an equal number of Warrants. In the case of a lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate shall be issued by the Company only upon the Company's receipt of reasonably satisfactory evidence of such loss, theft or destruction and, if requested, an indemnity or bond reasonably satisfactory to the Company.

Section 7. Exercise of Warrants.

            A.  Exercise.  Subject to the terms and conditions set forth in this
Section 7, Warrants may be exercised, in whole or in part (but not as to any fractional part of a Warrant), at any time or from time to time on and after the Warrant Commencement Date and on or prior to 5:00 p.m., Eastern time, on the Warrant Expiration Date.

            In order to exercise any Warrant, Warrantholder shall deliver to the Company at its office referred to in Section 16 the following: (i) a written notice in the form of the Election to Purchase appearing at the end of the form of Warrant Certificate attached as Exhibit 2 - Form of Election to Purchase hereto of such Warrantholder's election to exercise the Warrants, which notice shall specify the number of such Warrantholder's Warrants being exercised; (ii) the Warrant Certificate or Warrant Certificates, if any, evidencing the Warrants being exercised; and (iii) payment of the aggregate Exercise Price.

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            All rights of Warrantholder with respect to any Warrant that has not been exercised, on or prior to 5:00 p.m., Eastern time, on the Warrant Expiration Date shall immediately cease and such Warrants shall be automatically cancelled and void.

            B. Payment of Exercise Price. Payment of the Exercise Price with respect to Warrants being exercised hereunder shall be made by the payment to the Company, in cash, by check or wire transfer, of an amount equal to the Exercise Price multiplied by the number of Warrants then being exercised.

            C. Payment of Taxes. The Company shall be responsible for paying any and all issue, documentary, stamp or other taxes that may be payable in respect of any issuance or delivery of Warrant Shares on exercise of a Warrant. Notwithstanding anything contained herein to the contrary, the Warrantholder shall be responsible for all taxes that may be due and payable by the Warrantholder as a result of the issuance of this Warrant to the Warrantholder or as a result of the issuance of the Warrant Shares upon due exercise hereof.

            D. Delivery of Warrant Shares. Upon receipt of the items referred to in Section 7A, the Company shall, as promptly as practicable, execute and deliver or cause to be executed and delivered, to or upon the written order of Warrantholder, and in the name of Warrantholder or Warrantholder's designee, a stock certificate or stock certificates representing the number of Warrant Shares to be issued on exercise of the Warrant(s). If the Warrant Shares shall in accordance with the terms thereof have become automatically convertible into shares of the Company's Common Stock prior to the time a Warrant is exercised, the Company shall in lieu of issuing shares of Common Stock, issue to the Warrantholder or its designee on exercise of such Warrant, a stock certificate or stock certificates representing the number of shares of Common Stock into which the Warrant Shares issuable on exercise of such Warrant are convertible. The certificates issued to Warrantholder or its designee shall bear any restrictive legend required under applicable law, rule or regulation. The stock certificate or certificates so delivered shall be registered in the name of Warrantholder or such other name as shall be designated in said notice. A Warrant shall be deemed to have been exercised and such stock certificate or stock certificates shall be deemed to have been issued, and such holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date that such notice, together with payment of the aggregate Exercise Price and the Warrant Certificate or Warrant Certificates evidencing the Warrants to be exercised, is received by the Company as aforesaid. If the Warrants evidenced by any Warrant Certificate are exercised in part, the Company shall, at the time of delivery of the stock certificates, deliver to the holder thereof a new Warrant Certificate evidencing the Warrants that were not exercised or surrendered, which shall in all respects (other than as to the number of Warrants evidenced thereby) be identical to the Warrant Certificate being exercised. Any Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Company.

Section 8. Adjustment of Number of Warrant Shares Issuable Upon Exercise of a Warrant and Adjustment of Exercise Price.

            A. Adjustment for Stock Splits, Stock Dividends, Recapitalizations. The number of Warrant Shares issuable upon exercise of each Warrant and the Exercise Price shall each be proportionately adjusted to reflect any stock dividend, stock split, reverse stock split, recapitalization or the like affecting the number of outstanding shares of Common Stock that occurs after the date hereof.

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            B. Adjustments for Reorganization,  Consolidation,  Merger. If after the date hereof, the Company (or any other entity, the stock or other securities of which are at the time receivable on the exercise of the Warrants), consolidates with or merges into another entity or conveys all or substantially all of its assets to another entity, then, in each such case, Warrantholder, upon any permitted exercise of a Warrant (as provided in Section 7), at any time
after  the  consummation  of  such  reorganization,   consolidation,  merger  or
conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of the Warrant prior to such consummation, the stock or other securities or property to which such
Warrantholder   would  have  been  entitled  upon  the   consummation   of  such
reorganization, consolidation, merger or conveyance if such Warrantholder had exercised the Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 8. The successor or purchasing entity in any such reorganization, consolidation, merger or conveyance (if other than the
Company)   shall  duly   execute   and  deliver  to   Warrantholder   a  written
acknowledgment of such entity's obligations under the Warrants and this Agreement.

            C. Notice of Certain Events.

            Upon the occurrence of any event resulting in an adjustment in the number of Warrant Shares (or other stock or securities or property) receivable upon the exercise of the Warrants or the Exercise Price, the Company shall promptly thereafter (i) compute such adjustment in accordance with the terms of the Warrants, (ii) prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, and (iii) mail copies of such certificate to Warrantholder.

Section 9. Reservation of Shares.

            The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock, or its authorized and issued Common Stock held in its treasury, the aggregate number of the Warrant Shares deliverable upon the exercise of all outstanding Warrants, for the purpose of enabling it to satisfy any obligation to issue the Warrant Shares upon the due and punctual exercise of the Warrants, through 5:00 p.m., Eastern time, on the Warrant Expiration Date.

Secion 10. No Impairment.

            The Company shall not, by amendment of its certificate of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issuance or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of the Warrants or this Agreement, and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of Warrantholder under the Warrants and this Agreement against wrongful impairment. Without limiting the generality of the foregoing, the Company: (i) shall not set or increase the par value of any Warrant Shares above the amount payable therefor upon exercise, and (ii) shall take all actions that are necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of the Warrants.

Section 11. Representations and Warranties of Warrantholder.

            Warrantholder represents and warrants to the Company that, on the date hereof and on the date the Warrantholder exercises the Warrant pursuant to the terms of this Agreement:

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            A.  Warrantholder  understands  that the  Warrants  and the  Warrant
Shares have not been registered under the Securities Act and acknowledges that the Warrants and the Warrant Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration becomes available.

            B. Warrantholder is acquiring the Warrants for Warrantholder's own account for investment and not with a view to, or for sale in connection with, any distribution thereof.

            C. Warrantholder understands that the Warrants and the Warrant Shares are being offered and sold to him in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Warrantholder set forth herein in order to determine the applicability of such exemptions and the suitability of the Warrantholder to acquire the Warrants and Warrant Shares. In this regard, Warrantholder represents, warrants and agrees that:

                  (1) Warrantholder is not a U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Warrants and Warrant Shares for the account or benefit of a U.S. Person. A U.S. Person means any one of the following:


                    (A) any natural person resident in the United States of America;

                    (B) any partnership or corporation organized or incorporated under the laws of the United States of America;

                    (C) any estate of which any executor or administrator is a U.S. person;

                    (D) any trust of which any trustee is a U.S. person;

                    (E) any agency or branch of a foreign entity located in the United States of America;

                    (F) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                    (G) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

                    (H) any partnership or corporation if:

                    (i) organized or incorporated under the laws of any foreign jurisdiction; and

                    (ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

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                  (2) At the time of the origination of contact  concerning this
Agreement and the date of the execution and delivery of this Agreement, Warrantholder was outside of the United States.

                  (3) Warrantholder will not, during the period commencing on the date of issuance of the Warrants and Warrant Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the "Restricted Period"), offer, sell, pledge or otherwise transfer the Warrants and Warrant Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

                  (4) Warrantholder will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Warrants and Warrant Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws and this Agreement.

                  (5) Warrantholder was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Warrants and Warrant Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

                  (6) Neither Warrantholder nor or any person acting on Warrantholder's behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Warrants and Warrant Shares and the Warrantholder and any person acting on Warrantholder's behalf have complied and will comply with the "offering restrictions" requirements of Regulation S under the Securities Act.

                  (7) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  (8) Neither Warrantholder nor any person acting on Warrantholder's behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Warrants and Warrant Shares. Warrantholder agrees not to cause any advertisement of the Warrants and Warrant Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Warrants and Warrant Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

                  (9) Each certificate representing the Warrants and Warrant Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

                    (A) "THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT")) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT."

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                    (B) "TRANSFER OF THESE  SECURITIES IS PROHIBITED,  EXCEPT IN
ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

                  (10) Warrantholder consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Warrants and Warrant Shares set forth in this Section 11.

Section 12. No Rights or Liabilities as Stockholder.

            No holder, as such, of any Warrant Certificate shall be entitled to vote, receive dividends or be deemed the holder of Common Stock which may at any time be issuable on the exercise of the Warrants represented thereby for any purpose whatever, nor shall anything contained herein or in any Warrant Certificate be construed to confer upon the holder of any Warrant Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), or to receive notice of meetings or other actions affecting stockholders or to receive dividend or subscription rights, or otherwise, until such Warrant Certificate shall have been exercised in accordance with the provisions hereof and the receipt and collection of the Exercise Price and any other amounts payable upon such exercise by the Company. No provision hereof, in the absence of affirmative action by Warrantholder to purchase Warrant Shares shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

Section 13. Fractional Interests.

            The Company shall not be required to issue fractional shares of Common Stock upon exercise of the Warrants or to distribute certificates that evidence fractional shares of Common Stock. If any fraction of a Warrant Share would, except for the provisions of this Section 13, be issuable on the exercise of a Warrant, the number of Warrant Shares to be issued by the Company shall be rounded to the nearest whole number, with one-half or greater being rounded up.

Section 14. Registration Rights.

            A. For purposes of this Agreement,  "Registrable  Securities"  means
(i) the Warrant Shares issued or issuable to Warrantholder (a) upon exercise of the Warrants that have vested as set forth in Section 1 hereof, or (b) upon any distribution with respect to, any exchange for or any replacement of such Warrants or (c) upon any conversion, exercise or exchange of any securities issued in connection with any such distribution, exchange or replacement; (ii) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the foregoing; and (iii) any other security issued as a dividend or other distribution with respect to, in exchange for, in replacement or redemption of, or in reduction of the liquidation value of, any of the securities referred to in the preceding clauses. Notwithstanding the foregoing, Registrable Securities shall cease to be Registrable Securities when such securities have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or when such securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company.

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            B. If at any time after  December 31st of the second year  following the date that a Warrant has vested the Company determines to prepare and file with the Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or its then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall include in such registration statement all Registrable Securities. In the case
of  an  underwritten  public  offering,   if  the  managing   underwriter(s)  or
underwriter(s)  should  reasonably  object to the  inclusion of the  Registrable
Securities  in  such   registration   statement,   then  if  the  Company  after
consultation with the managing underwriter should reasonably determine that the inclusion of such Registrable Securities, would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Warrantholder, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced, if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the
Registrable   Securities  of  the  Warrantholder   shall  be  included  in  such
registration   statement,   if  the   Company   after   consultation   with  the
underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities than the fraction of similar reductions imposed on such other persons or entities (other than the Company).

            C. All fees and expenses incident to the inclusion of the Registrable Securities on a registration statement pursuant to this Section 14 shall be borne by the Company whether or not the registration statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the registration statement.

Section 15. Definitions.

            Unless the context  otherwise  requires,  the terms  defined in this
Section 15, whenever used in this Agreement shall have the respective meanings hereinafter specified and words in the singular or in the plural shall each include the singular and the plural and the use of any gender shall include all genders.

            "Business Day" shall mean any day on which banking institutions are generally open for business in Nevada.

            "Common Stock" means the common stock of the Company.

            "Exercise Price" shall be the price per Warrant Share at which Warrantholder is entitled to purchase Warrant Shares upon exercise of any Warrant determined in accordance with Section 7 and subject to adjustment as provided in Sections 8 and 17 hereof.

            "Person"  shall  mean  any  corporation,  association,  partnership,
limited  liability  company,  joint  venture,  trust,  organization,   business,
individual, government or political subdivision thereof or governmental body.


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            "Securities  Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute as at the time in effect, and any reference to a particular section of such Act shall include a reference to the comparable section, if any, of such successor federal statute.

Section 16. Notices.

            All notices, consents, requests, waivers or other communications required or permitted under this Agreement (each a "Notice") shall be in writing and shall be sufficiently given (a) if hand delivered, (b) if sent by nationally recognized overnight courier, or (c) if sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                           if to the Company:

                           Energtek Inc.
                           26 East Hawthorne Avenue,
                           Valley Stream, New York 11580
                           United States of America

                           if to Warrantholder:

                           ----------------
                           ----------------
                           ----------------



or such other address as shall be furnished by any of the parties hereto in a Notice. Any Notice shall be deemed given upon receipt.

Section 17. Supplements, Amendments and Waivers.

            This Agreement may be supplemented or amended only by a subsequent writing signed by each of the parties hereto (or their successors or permitted assigns), and any provision hereof may be waived only by a written instrument signed by the party charged therewith.

Setion 18. Successors and Assigns.

            Except as otherwise provided herein, the provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns of the parties hereto. Warrants issued under this Agreement may be assigned by Warrantholder only to the extent such assignment satisfies the restrictions on transfer set forth in this Agreement; any attempted assignment of Warrants in violation of the terms hereof shall be void ab initio.

Section 19. Termination.

            This Agreement (other than Sections 7C, 11, and Sections 16 through 27, inclusive, and all related definitions, all of which shall survive such termination) shall terminate on the earlier of (i) the Warrant Expiration Date and (ii) the date on which all Warrants have been exercised by the Warrantholder or redeemed by the Company.

Section 20. Governing Law; Jurisdiction.

            A. Governing Law. This Agreement and each Warrant Certificate issued hereunder shall be governed by and construed in accordance with the laws of the state of Nevada and the federal laws of the United States applicable herein.

            B. Submission to Jurisdiction. Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the state of Nevada, and any appellate court from any thereof, in respect of actions brought against it as a defendant, in any action, suit or proceeding arising out of or relating to this Agreement or the Warrant Certificates and Warrants to be issued pursuant hereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action, suit or proceeding may be heard and determined in such courts. Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

            C. Venue. Each party hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement, or the Warrant Certificates and Warrants to be issued pursuant hereto, in any court referred to in this Subsection B. Each of the parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action, suit proceeding in any such court and waives any other right to which it may be entitled on account of its place of residence or domicile.

Section 21. Third Party Beneficiaries.

            Each party intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the parties hereto and their successors and permitted assigns.

Section 22. Headings.

            The headings in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement.

Section 23. Entire Agreement.

            This Agreement, together with the Warrant Certificates and Exhibits, and the Subscription Agreement, dated of even date herewith, by and between the Company and the Warrantholder, constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and shall supersede any prior agreements and understandings between the parties hereto with respect to such subject matter.

Section 24. Expenses.

            Each of the parties hereto shall pay its own expenses and costs incurred or to be incurred in negotiating, closing and carrying out this Agreement and in consummating the transactions contemplated herein, except as otherwise expressly provided for herein.

Section 25. Neutral Construction.

            The parties to this Agreement agree that this Agreement was negotiated fairly between them at arm's length and that the final terms of this Agreement are the product of the parties' negotiations. Each party represents and warrants that it has sought and received legal counsel of its own choosing with regard to the contents of this Agreement and the rights and obligations affected hereby. The parties agree that this Agreement shall be deemed to have been jointly and equally drafting by them, and that the provisions of this Agreement therefore should not be construed against a party or parties on the grounds that such party or parties drafted or was more responsible for the drafting of any such provision(s).

Section 26. Representations and Warranties.

            The Company hereby represents and warrants to the Warrantholder that:

            (a) the Company has all requisite  corporate  power and authority to
(i) execute and deliver this Agreement and (ii) issue and sell the Common Stock upon the conversion thereof and carry out provisions of this Agreement. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization (or reservation for issuance), sale and issuance of the Common Stock to be sold hereunder has been taken or will be taken prior to the date hereof;

            (b) this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws relating to application affecting enforcement of creditor's rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief of other equitable remedies;

            (c) the Common Stock issuable upon the conversion thereof that is being purchased hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under applicable state and federal securities laws;

            (d)  subject in part to the truth and  accuracy  of  Warrantholder's representations set forth in Section 11 of this Agreement, the offer, sale and issuance of the Common Stock issuable upon the conversion thereof as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and the qualification or registration requirements of any state securities or other applicable blue sky laws; and

            (e) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation, or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision or an event that results in creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonremoval of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

Section 27. Counterparts.

            This Agreement may be executed in counterparts and by facsimile and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          ENERGTEK, INC.

                                          By:
                                             -----------------------------
                                             Name:
                                             Title:


                                          Warrantholder
                                             -----------------------------
                                             Name:
                                             Title:

                                    EXHIBIT 1

                                  WARRANT FORM

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH ACT AND LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF, AND MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH, A CLASS 2007-C1 WARRANT AGREEMENT BETWEEN ENERGTEK INC. AND THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY.

NO. _______                                       ________ CLASS 2007-C WARRANTS

                                     FORM OF

                        Class 2007-C Warrant Certificate

                                  ENERGTEK INC.

            This Warrant Certificate certifies that __________ (the "Warrantholder"), is the registered holder of ______ Class 2007-C Warrants (the "Warrants") to purchase shares (the "Warrant Shares") of Common Stock of Energtek Inc. (the "Company"). Each Warrant entitles the holder, subject to the satisfaction of the conditions to exercise set forth in Section 7 of the Warrant Agreement referred to below, to purchase from the Company one fully paid and nonassessable Warrant Share at any time or from time to time on and after the date that the Warrant shall vest (the "Warrant Commencement Date"), and terminating on or prior to 5:00 p.m., Eastern time,December 31st of the fifth calendar year following the year in which the Warrant shall vest (the "Warrant Expiration Date") one fully paid and nonassessable Warrant Share at the Exercise Price set forth in the Warrant Agreement. The number of Warrant Shares for which each Warrant is exercisable and the Exercise Price are subject to adjustment as provided in the Warrant Agreement.

            The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants to purchase Warrant Shares and are issued pursuant to a Class 2007-C1 Warrant Agreement, dated as of January ___, 2007 (the "Warrant Agreement"), between the Company and the Warrantholder, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and Warrantholder.

            Warrantholder may exercise vested Warrants by surrendering this Warrant Certificate, with the Election to Purchase attached hereto properly completed and executed, together with payment of the aggregate Exercise Price, at the offices of the Company specified in Section 16 of the Warrant Agreement. If upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or its assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

            This Warrant Certificate, when surrendered at the offices of the Company specified in Section 16 of the Warrant Agreement, by the registered holder thereof in person, by legal representative or by attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, for one or more other Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

            The Company may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

            WITNESS the signatures of the duly authorized officers of the Company.

Dated:  January ___, 2007

                                          ENERGTEK, INC.

                                          By:
                                             -----------------------------
                                             Name:
                                             Title:

                                    Exhibit 2

                          Form of Election to Purchase

            The undersigned hereby irrevocably elects to exercise _________ of the Class 2007-C Warrants evidenced by the attached Warrant Certificate to purchase Warrant Shares, and herewith tenders (or is concurrently tendering) payment for such Warrant Shares in an amount determined in accordance with the terms of the Warrant Agreement. The undersigned requests that a certificate representing such Warrant Shares be registered in the name of , whose address is and that such certificate be delivered to , whose address is
-------------------------------------.

      If said number of Warrants is less than the number of Warrants t 12 evidenced by the Warrant Certificate (as calculated pursuant to the Warrant Agreement), the undersigned requests that a new Warrant Certificate evidencing the number of Warrants evidenced by this Warrant Certificate that are not being exercised be registered in the name of , whose address is and that such Warrant Certificate be delivered to , whose address is --------------------
--------------------------------------------------- .

                  Dated:                ,
                         ---------------  -------------

                  Name of holder of Warrant Certificate:

                  --------------------------------------

                  --------------------------------------
                              (Please Print)

                  Address:
                          ------------------------------

                          ------------------------------


                  Federal Tax ID No.:
                                     -------------------


                  Signature:
                            ----------------------------



                  Note: The above signature must correspond with the name as written in the first sentence of the attached Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and if the certificate evidencing the Warrant Shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which this Warrant Certificate is registered, the signature above must be guaranteed.


Dated:                           ,
        -------------------------  ----------------